Supplement dated April 19, 2022 to the Prospectuses

dated

May 1, 1996, as supplemented, for:

Account E

The Blue Chip Company’s Variable Universal Life

May 1, 2009, as supplemented, for:

Panorama

Strategic Variable Life®

Survivorship VUL GuardSM

VUL GuardSM

May 1, 2019, as supplemented, for:

Strategic Variable Life® Plus

Issued by Massachusetts Mutual Life Insurance Company

May 1, 2005, as supplemented, for:

Survivorship Variable Universal Life

May 1, 2009, as supplemented, for:

Survivorship Variable Universal Life II

Issued by Massachusetts Mutual Life Insurance Company in NY and CA

and C.M. Life Insurance Company in all other states

May 1, 2004, as supplemented, for:

LifeTrust

Issued by Massachusetts Mutual Life Insurance Company in CA, CT, MA, ME, NY, TX, and VA,

and MML Bay State Life Insurance Company in all other states

May 1, 1998, as supplemented, for:

Executive Benefit Variable Universal LifeSM

May 1, 2007, as supplemented, for:

Panorama Plus

Issued by C.M. Life Insurance Company

April 19, 2022	page 1 of 2	PS21-5

THIS SUPPLEMENT MUST BE READ IN CONJUNCTION WITH YOUR PROSPECTUS. PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

This supplement revises the above-referenced Prospectuses to reflect updates to the investment choices available through your policy/contract occurring on April 29, 2022:

Addition of New Fund

Beginning April 29, 2022, the Invesco V.I. Core Plus Bond Fund will be available as an investment choice through your policy/contract. The table below lists the fund’s adviser and the fund type. For more information about the new fund, please read the fund prospectus.

Fixed Income
Invesco V.I. Core Plus Bond Fund (Series I)	Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A

Fund Merger

After the close of the New York Stock Exchange (“NYSE”) on April 29, 2022, the Invesco V.I. Core Bond Fund will merge into the Invesco V.I. Core Plus Bond Fund (the “Merger”).

After the close of the New York Stock Exchange on April 29, 2022, we will transfer policy/contract value allocated to the Invesco V.I. Core Bond Fund into the Invesco V.I. Core Plus Bond Fund. If you submit transaction requests (in good order) involving the Invesco V.I. Core Bond Fund before the close of the NYSE on April 29, 2022, we will process those requests prior to the Merger.

Once the Merger occurs, the Invesco V.I. Core Bond Fund will no longer be available as an investment choice. Additionally, once the Merger occurs, we will consider any reference to the Invesco V.I. Core Bond Fund in a written transaction request received in good order to be a reference to the Invesco V.I. Core Plus Bond Fund.

Impact on Automatic Programs and Purchase Payment Allocations. After April 29, 2022, if you have current automatic program elections and/or purchase payment instructions on file directing us to utilize the Invesco V.I. Core Bond Fund, we will replace the Invesco V.I. Core Bond Fund with the Invesco V.I. Core Plus Bond Fund.

If you have questions about this supplement, or other product questions, you may contact your registered representative, visit us online at www.massmutual.com/contact-us, or call our Customer Service Center:

Strategic Variable Life® Plus, Strategic Variable Life® and Executive Benefit Variable Universal Life	(800) 665-2654 8 a.m. - 5 p.m. Eastern Time
All other variable products	1-800-272-2216 8 a.m. - 8 p.m. Eastern Time

For more information about the funds, read each fund prospectus. Prospectuses are available on our website at www.massmutual.com.

April 19, 2022	page 2 of 2	PS21-5